July 2017 First in Class Anti-Infectives for Life-Threatening, Drug Resistant Infections Exhibit 99.1

Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believe,” “expect,” “target”, “anticipate,” “estimate,” “intend,” “plan,” “proposed”, “potential” or similar references to future periods. Examples of forward-looking statements in this presentation include statements made regarding ContraFect Corporation’s (“ContraFect”) therapeutic product candidates, including their ability to treat life-threatening, drug resistant infections, CF-301 properties and activity including but not limited to the ability of CF-301 used in addition to SOC antibiotics to significantly improve clinical success rates compared to SOC antibiotics alone, synergy with conventional antibiotics and clearance of biofilms, CF-301’s value proposition and product attributes, expectations regarding clinical outcomes and efficacy of CF-301, in vitro and in vivo study results, CF-301 Phase 2 study design, anticipated timing of topline study results, timing of the completion of clinical trials, ability to achieve Phase 2 study endpoints, sufficiency of CF-301 drug product quantities, CF-404’s ability to treat influenza, ContraFect’s financial information, the investment climate, ContraFect’s Gram-negative lysin program and patent protection. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on ContraFect’s current beliefs, expectations and assumptions regarding the future of its business, future plans, proposals, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict and many of which are beyond ContraFect’s control, including those detailed in ContraFect's filings with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the occurrence of any adverse events related to the discovery, development and commercialization of ContraFect’s product candidates such as unfavorable clinical trial results, the lack of regulatory approval, insufficient supplies of drug products, or the unsuccessful attainment or maintenance of patent protection. Any forward-looking statement made by ContraFect in this presentation is based only on information currently available and speaks only as of the date on which it is made. No representation or warranty is made as to the completeness or accuracy of the information provided in this presentation. Except as required by applicable law, ContraFect expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Audiences are cautioned that forward-looking statements or similar information are not guarantees of future performance and, accordingly, are expressly cautioned not to put undue reliance on forward-looking statements or similar information due to the inherent uncertainty therein.

ContraFect: Biologics for Serious Infections Lysin Platform: Novel Alternatives to Conventional Antibiotics Potent, selective antibacterial enzymes Derived from bacteriophage; recombinantly produced Independent lysin discovery program and active Research Collaboration with The Rockefeller University Portfolio of lysins targeting Gram positive and Gram negative pathogens Lead Compound: CF-301 in Phase 2 for Staphylococcus aureus bacteremia Antibody Platform: Universal Influenza Therapy Triple antibody cocktail for serious life-threatening influenza Targets all seasonal and most pandemic strains Lead Compound: CF-404 in pre-IND stage

The Global Threat of Antibiotic Resistance “…the world is headed for a post-antibiotic era…” Dr. Keiji Fukuda, WHO “…one of our most serious health threats.” Dr. Tom Frieden, CDC “…back into the dark ages of medicine where treatable infections and injuries will kill once again.” - David Cameron, Former UK Prime Minister

Drug Resistance is a Health Crisis Today Significant Burden of Drug Resistant Infections Sharp Decline in Antibiotic Development New Antibiotic Drug Approvals Years

The Right Time to Invest in Anti-Infectives Predictive Efficacy Favorable Climate Acquisition Activity Regulatory Janet Woodcock “FDA Reboot” Legislation GAIN Act: QIDP, Fast Track, Priority Review, Exclusivity 21st Century Cures Act: Limited population pathway Streamlined approval Improved reimbursement Non-Dilutive Funding BARDA (US) IMI (EU) CARB-X Horizon/Raptor (2016) ($800M) Merck/Cubist (2014) ($9.5B) Actavis/Durata (2014) ($675M) Cubist/Trius (2013) ($700M) Cubist/Optimer (2013) ($550M) The Medicines Company/Rempex (2013) ($474M)

Lysins: Rapid, Targeted Bactericidal Action

Novel Mechanism of Action Boosts Efficacy of Conventional Antibiotics Biofilm Clearance Strong Resistance Profile Lysins: Breakthrough Alternatives to Antibiotics

CF-301 Breakthrough Alternative to Antibiotics for Serious Staph Aureus Infections

Bactericidal Cell Wall Hydrolase Recombinantly-Produced 26 kD Therapeutic Protein Exclusive World-Wide License for Human Therapeutic Use from The Rockefeller University Fast Track Status Granted by FDA Patent for Composition of Matter in effect until 2032 Staph aureus Peptidoglycan CF-301 Is A Novel Anti-Staphylococcal Agent

Control CF-301 VAN DAP In vitro Timekill (1X MIC) LOD In vivo efficacy - Mouse Bacteremia Model: CF-301 Dose Response as Mono-therapy % survival BUFFER 0.025 mg/kg 0.5 mg/kg 2.5 mg/kg *LOD = Limit of Detection Source: Schuch et al JID 2014:209 Rapidly Cidal; Efficacious In vitro and In vivo CF-301 Displays Rapid, Potent Killing ************************************************ Time (Hours)

Gram Positive Gram Negative >512 Source: Schuch et al, Oral Presentation, CLSI, 2016 Highly Targeted to Staph and Strep Pathogens No Effect on Gram Negative Pathogens (low C. difficile risk) CF-301 Displays Targeted Killing

After 26 days of serial passage, CF-301 MIC remained stable (increased <2 fold) CF-301 suppresses resistance to daptomycin (DAP), vancomycin or oxacillin CF-301 Has Low Propensity for Resistance Source: Schuch et al JID 2014:209 In vitro Serial Passage Resistance Studies - MRSA

Biofilm matrix protects bacteria from immune defenses Conventional antibiotics are not able to clear biofilms Can increase antibiotic tolerance 1,000-fold Biofilms harbor dangerous, semi-dormant persister bacteria ContraFect holds patent until 2033 Methods for prevention, control, disruption and treatment of biofilms Biofilms: A Major Medical Problem

MRSA-Infected Catheter with Biofilm Before Exposure to CF-301 15 min Exposure to CF-301 CF-301 Eradicates Biofilms Source: ICAAC Poster 2013

In vitro Timekill (< 1x MIC) In vivo Survival (mouse) (high inoculum model) Combination with Daptomycin Provides Maximum Killing and Efficacy Similar Synergy Seen With Vancomycin and Oxacillin (Data Not Shown) CF-301 Is Synergistic with Antibiotics Source: Schuch et al JID 2014:209

S. aureus Bacteremia and Endocarditis: High Unmet Medical Need For New Treatments

Feared Bug	*S. aureus* Bacteremia, including Endocarditis, is responsible for ~200,000 Hospitalizations/Year in the US
Current Treatments	Daptomycin clinical cure rates only ~50%; non-inferior to vancomycin
Costs Time	Average Hospital Length of Stay up to 21 days
Costs Money	Average Hospital Cost up to $114,000
Costs Lives	Mortality Rates Exceeding 20%

Source: 2012 GlobalData Market Research Report; Editor BWJ Mahy; Vol 6. Antimicrobial Resistance: Beyond the Breakpoint; Editor J. Todd Weber (US CDC) Klevens JAMA. 2007;298(15):1763-1771; Issues in Infectious Diseases; Fowler VG Jr, Boucher HW, Corey GR, et al. Daptomycin versus standard therapy for bacteremia and endocarditis caused by *Staphylococcus aureus*. N Engl J Med. 2006 Aug 17;355(7):653-65

ContraFect
17
©2017 ContraFect Corporation

Daptomycin Alone at Human Therapeutic Equivalent Dose Daily x 4 Days 3-log reduction in CFUs Single Dose of CF-301 Plus Daptomycin Dosed Daily x 4 Days 6-log reduction in CFUs p≤0.001 vs. DAP alone 4/9 Rats Tested Culture-Negative Tissues with CF-301/DAP Combo Vegetations, kidney, spleen 9/9 rats given DAP monotherapy remained culture-positive CF-301 Boosts Daptomycin (DAP) Activity In Rat Endocarditis Model (S. aureus Biofilm-dependent) Source: Oral Presentation at ICAAC, 2014

CF-301 Boosts DAP Efficacy in the Rabbit Endocarditis Model Using Doses Equivalent to or Below the CF-301 Phase 2 Study Dose

Daptomycin alone dosed daily x 4 Days

- ~3-log reduction in CFUs

Single dose of CF-301 Plus Daptomycin Dosed Daily x 4 Days

- ~6-log reduction in CFUs at all CF-301 Doses vs. vehicle (p≤0.001)
- $\geq$ 3 log reduction in CFUs at all CF-301 doses tested vs. DAP alone (p≤0.001)
- Efficacy maintained at the lowest CF-301 dose tested (0. 09 mg/kg)


Rabbit Heart Vegetation Burden
CFU/g tissue
0
1
2
3
4
5
6
7
8
9
10
Vehicle
Daptomycin (4 mg/kg)
CF-301 0.09 mg/kg
CF-301 0.18 mg/kg
CF-301 0.35 mg/kg
CF-301 0.7 mg/kg
CF-301 1.4 mg/kg
Daptomycin (4 mg/kg, QD x 4)

HED* of 0.7 mg/kg approximates Phase 2 dose (by standard allometric scaling)

Source: Schuch et.al. Oral Presentation, CDMRP/MIDRP Meeting, April 2017

* HED = Human Equivalent Dose

ContraFect
19
©2017 ContraFect Corporation

Target Indication Treatment of Staphylococcus aureus bloodstream infections (bacteremia), including infective endocarditis, when used in addition to conventional anti-staphylococcal antibiotics Dosage and Administration Single IV infusion given over 2 hours Administered in addition to conventional antibiotics Rationale Augments clinical efficacy of conventional antibiotics through direct and synergistic effects on bacterial killing and through clearance of biofilms CF-301 Targets Invasive S. aureus Infections

CF-301 Phase 1 Study – Complete Single Escalating IV Dose, Double-blind, Placebo-Controlled 20 healthy volunteer; 4 dosing cohorts (0.04, 0.12, 0.25, 0.40 mg/kg) Well Tolerated; No Clinical Adverse Safety Signals No serious adverse events (AEs) No CF-301-related hypersensitivity AEs 5 non-serious AEs were mild and resolved by end of study CF-301 - headache, contact dermatitis, allergic rhinitis Placebo - viral upper respiratory tract infection, viral infection 9 of 13 CF-301 Subjects Developed Anti-Drug Antibodies Complete or near complete resolution by Day 180 Not correlated with markers of allergic immune response Well-Behaved Pharmacokinetic (PK) Profile Estimated effective exposures at 0.25mg/kg dose

Recent Progress Complete Phase 1 Study Results Including Long -Term Extension Submitted to FDA ✔ End of Phase 1 Meeting with FDA ✔ Scientific Advice Meeting with MHRA (UK) ✔ SME Status Granted in EU ✔ Clinical & Laboratory Standards Institute (CLSI) Endorsement of New MIC Methodology for use in Phase 2 ✔ Extensive Animal PK Exposure target attainment studies and PK/PD Modeling of Animal and Human Data to Submitted to FDA ✔ Investigational Drug Product Ready for Use in Phase 2 ✔ Phase 2 Sites Open for Enrollment ✔

Chemistry, Manufacturing and Controls (CMC) Update

Single Batch Technical Failure

- In late 2016, fill/finish procedures at vendor unexpectedly resulted in the loss of a single batch of CF-301 and ~5 month delay of the start of Phase 2
  - Subsequent, multiple, non-product-related FDA and European regulatory inspections identified procedural deficiencies at vendor site
  - Reasonable to infer causal relationship between deficiencies and drug lot failure
  - These deficiencies did not affect manufacturing of the bulk drug substance, but caused a "downstream" effect following the fill/finish step
  - New fill/finish vendors are under evaluation

Current Status

- Sufficient quantities of CF-301 are released and available to complete the Phase 2 study

Manufacturing

- Fujifilm, ContraFect's long-term contract manufacturing partner, is currently manufacturing additional bulk drug substance for future use

ContraFect 23
©2017 ContraFect Corporation

CF-301 Phase 2 Study – Ongoing Study Population Adults with Complicated Bacteremia, Including Endocarditis, Caused by MRSA or MSSA, receiving conventional, standard of care (SOC) antibiotic therapy Design Superiority Comparison: CF-301 + SOC vs. Placebo + SOC International, Multicenter, Randomized, Double-Blind, Placebo-Controlled 115 Patients Randomized 3:2 to Receive a Single Dose of 0.25 mg/kg of CF-301 or Placebo via 2-hour IV infusion Endpoints Primary Endpoint: Early Clinical Response Safety, Tolerability, Pharmacokinetics (PK) Additional Exploratory Clinical and Health Resource Utilization Projected Timing Initiated in May 2017 Topline Results: 4Q18

Phase 2 Study Design . Abbreviations: EOT = End of standard-of-care antibacterial therapy; Pbo = placebo; SOC = standard-of-care antibacterial therapy; TOC = test-of-cure visit 28 days after the EOT EARLY CLINICAL RESPONSE (14 days post CF-301/Pbo)

Phase 2 Study Centers Approximate Number of Study Sites By Region/Country North America: United States (~25) Europe: Belgium (5), Bulgaria (3), Czech Republic (4),France (4),Germany(6), Greece (4), Italy (4), Spain (5), UK (5) Latin America: Argentina (5), Chile (2), Guatemala (2) Rest of World: Israel (4), Russia (5)

CF-301 Value Proposition Our Aspirational Value Proposition Assumes Clinical Results Replicate Expectations From Animal Models and Ultimate Regulatory Approval CF-301 is an anti-bacterial lysin with a novel MOA, offering the best option for treating challenging S. aureus infections used in addition to conventional antibiotics: Superior clinical outcomes in patients with complicated bacteremia including right-sided endocarditis, when used with conventional antibiotic First effective treatment for biofilm-dependent infections Improved microbiological outcomes driven by extremely rapid cidality

CF-301’s Product Attributes Will Be Important to Patients, Payers and Providers PATIENTS HEALTHCARE PROVIDERS INSURERS, HOSPITALS, INTEGRATED HEALTH SYSTEMS More Effective Treatment for S. aureus Bacteremia and RIE* Well Tolerated Decreases Length of Stay Reduces Overall Costs to Treat S. aureus Potentiates Conventional Antibiotics Eradicates Biofilms Spares Microbiome Supports Antibiotic Stewardship * Right-sided Infectious Endocarditis Our Aspirational Value Proposition Assumes Clinical Results Replicate Expectations From Animal Models and Ultimate Regulatory Approval Estimated $1B+ peak sales potential

Gram Negative Lysins

Gram-Negative Infections Represent a Major Global Health Threat Emerging Strains of Gram Negative Pathogens Have Extreme Drug Resistance (XDR) And Are Resistant To All Or Nearly All Available Antibiotics. Source: CDC: Antibiotic Resistance Threats in the United States, 2013

Carbapenem-Resistant Enterobacteriaceae (CRE) Cases Reported to CDC Rise in Carbapenem-Resistant Cases in US: Hospital Reports to Center for Disease Control (CDC) Source: CDC, CRE  Toolkit, 2015 2001 2015

ContraFect Gram-Negative Lysin Program Initial Target Pseudomonas aeruginosa Treatment challenges: biofilm formation and multi-drug resistance (MDR) Urgent unmet medical need for effective new treatments Compared to susceptible isolates, MDR P. aeruginosa results in greater: All cause mortality (> 2 fold)1 In hospital mortality (52% vs. 9.5%) 2 Mean hospital length of stay (45.7 vs. 25.1 days)3 Supported by funding award from CARB-X 1 Nathwani,etal,2014 2 Tam, et al, 2010 3 Morales, et al, 2012

CF-404 Triple Antibody Cocktail for Serious Influenza Infection

Broad Spectrum Triple Antibody Cocktail for Serious Life-Threatening Influenza Extends Treatment Window Compared to Small Molecules (e.g., Tamiflu) in Mouse Models CF-404 Summary Cocktail of Antibodies CF-401 A Group 1 CF-402 A Group 2 CF-403 B CF-404

ContraFect Pipeline Summary Discovery Preclinical Phase 1 Phase 2 CF-301 (Staph aureus Bacteremia) Gram-negative Lysin CF-404 (Influenza)

ContraFect Corporate Information

Team Track Record of Creating Shareholder Value Steven C. Gilman, Ph.D. – Chairman and CEO EVP, R&D and CSO, Cubist Pharmaceuticals Natalie Bogdanos – General Counsel & Corporate Secretary Assoc General Counsel Memorial Sloan-Kettering; General Counsel Enzo Biochem Cara Cassino, MD FCCP – EVP, Research & Development & CMO Sr VP Global Clinical Development at Forest; VP Pfizer; Boehringer-Ingelheim Pharmaceuticals Michael Messinger – SVP, Finance Director of Finance at Lexicon Pharmaceuticals Josh Muntner – SVP, Business Development Managing Director, Janney Montgomery Scott Steven C. Gilman, Ph.D. – Chairman and CEO Sol Barer, Ph.D. – Lead Independent Director Former Chairman and CEO of Celgene Roger Pomerantz, M.D. – Vice Chairman President, CEO and Chairman Seres Therapeutics; Former Global Head of Infectious Disease, Merck; J&J Isaac Blech Founder of Leading Biotech Companies: Celgene and ICOS David Low Investment Banker, Lazard, JP Morgan & Lehman Brothers Michael Otto, Ph.D. Former Chief Scientific Officer, Pharmasset Lisa Ricciardi Former senior BD roles at Pfizer, Foundation Medicine and Medco Health Solutions Cary Sucoff President, Equity Source Partners LLC Executive Management Board of Directors

Financial Information Summary Information At 3/31/2017 Cash and investments $28.9 million Shares outstanding 41.7 million Key analyst coverage Ted Tenthoff, Piper Jaffray Katherine Xu, William Blair

Investment Highlights Novel Anti-Infective Technologies that Address Drug-Resistance Lysins: Potential Breakthrough Alternatives to Antibiotics CF-301: for Staph aureus Infections Including MRSA First and Only Lysin to Enter Clinical Trials in the U.S. Granted Fast Track Status by FDA Phase 2 Underway Antibodies: CF-404 for Influenza Deep Patent Portfolio Strong Management Team and Experienced Board

ContraFect Corporation NASDAQ: CFRX